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EXHIBIT 24.1

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ DENIS R. BURGER DENIS R. BURGER, Ph.D. Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ MARK M. WEBBER MARK M. WEBBER Chief Financial Officer and Chief Information Officer (Principal Financial and Accounting Officer)

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ PATRICK L. IVERSEN PATRICK L. IVERSEN, Ph.D. Senior Vice President of Research and Development and Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ DWIGHT D. WELLER DWIGHT D. WELLER, Ph.D. Senior Vice President of Chemistry and Manufacturing and Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ ANDREW J. FERRARA ANDREW J. FERRARA Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ JOHN W. FARA JOHN W. FARA, Ph.D. Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ JAMES B. HICKS JAMES B. HICKS, Ph.D. Director

POWER OF ATTORNEY

        The person whose signature appears below constitutes and appoints Alan P. Timmins as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her, in his or her name, place and stead, in any and all capacities to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-3 covering the registration and sale of 7,149,462 shares of AVI BioPharma, Inc.'s common stock ("Common Stock") held by or acquirable by the investors in the Company's May 2003 private equity offering plus up to an additional 200,000 shares of Common Stock for which the Company has registration obligations ("2003 Form S-3") and amendments to such 2003 Form S-3, as required to comply with the registration requirements of such shares under the Securities Exchange Act of 1933, as amended from time to time, or as deemed necessary by such attorney-in-fact, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue thereof.

        This power of attorney shall remain in full force and effect and may be relied upon by such attorneys-in-fact and agents unless the undersigned files a revocation thereof with the Securities and Exchange Commission.

        DATED effective May 14, 2003.

/s/ JOSEPH RUBINFELD JOSEPH RUBINFELD, Ph.D. Director

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POWER OF ATTORNEY